UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2023

Vislink Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35988	20-5856795
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

350 Clark Drive, Suite 125

Mt. Olive, NJ 07828

(Address of principal executive offices)

Registrant’s telephone number, including area code: (908) 852-3700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	VISL	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement.

The information relating to the Separation Agreement set forth in Item 5.02(b) below is incorporated by reference into this Item 1.01.

Item 2.02 Results of Operations and Financial Conditions.

On March 27, 2023, Vislink Technologies, Inc. (the “Company” or “Vislink”) issued a press release, a copy of which is furnished herewith as Exhibit 99.1, announcing the Company’s financial results for the quarter and year ended December 31, 2022 (the “Press Release”).

The information contained in Item 2.02 of this Current Report on Form 8-K, including the Press Release, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 3.03 Material Modification to Rights of Security Holders.

The disclosure set forth in Item 5.03 below is hereby incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Item 5.02 (b)	Departure of Chief Financial Officer.

On March 27, 2023, the Company announced that it expects to enter into an agreed separation with Michael Bond, the Company’s Chief Financial Officer, that will be effective on or about March 31, 2023. It is anticipated that the Company will enter into a Separation Agreement with Mr. Bond (the “Separation Agreement”). Subject to the terms and conditions thereof, the Separation Agreement is expected to provide for, among other things: (a) 12 months of continuing base salary payments to Mr. Bond for an aggregate amount of $267,500; (b) a lump sum payment to Mr. Bond in an amount equal to $66,875; (c) payment of 100% of Mr. Bond’s COBRA insurance premium payments for 12 months; (d) acceleration of vesting and prompt settlement into shares of common stock of the Company of 98,246 restricted common stock units held by Mr. Bond; and (e) a customary release of claims by Mr. Bond to the Company.

The foregoing description of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the complete terms and conditions of the Separation Agreement expected to be filed as an exhibit to the Company’s next Quarterly Report on Form 10-Q to be filed with the Securities and Exchange Commission (the “SEC”).

Item 5.02 (c)	Appointment of New Chief Financial Officer.

Effective as of the close of business on March 31, 2023, the Company’s board of directors has appointed Paul Norridge as the Company’s new Chief Financial Officer. Mr. Norridge, 52, joined the Company in December 2008 and has served in numerous roles with the Company, most recently as Head of Finance since March 2018. Mr. Norridge is an experienced financial executive with over 25 years of experience. Prior to joining the Company, Mr. Norridge held the position of Finance Manager at Centennial Software, a software development company, from 2005 to 2008. From 1995 to 2005, Mr. Norridge served as a Financial Controller of Randstad UK, an HR services provider. There are no arrangements or understandings between Mr. Norridge and any other persons pursuant to which he was appointed as Chief Financial Officer of the Company. There are also no family relationships between Mr. Norridge and any director or executive officer of the Company and he has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.

In connection with Mr. Norridge’s promotion, the Company increased his annual base salary to $200,000, and the Compensation Committee of the board of directors of the Company approved a discretionary target annual bonus opportunity for Mr. Norridge for fiscal year 2023 equal to 50% of his base salary.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 24, 2023, the Company filed a Certificate of Elimination (the “Certificate of Elimination”) for the Series A Preferred Stock, par value $0.00001 per share (the “Series A Preferred Stock”), with the Secretary of State of the State of Delaware which eliminated all matters set forth in the Certificate of Designation of Series A Preferred Stock previously filed by the Company. Pursuant to the Certificate of Elimination, the shares that were previously designated as Series A Preferred Stock resume the status of authorized but unissued shares of preferred stock, of the Company, issuable from time to time, in one or more series, pursuant to the Certificate of Incorporation.

The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

The Company intends to make available a presentation (the “Presentation”) about its business during its scheduled earnings release conference call on March 27, 2023. A copy of the presentation is furnished herewith as Exhibit 99.2.

The furnishing of the attached presentation is not an admission as to the materiality of any information therein. The information contained in the slides is summary information that is intended to be considered in the context of more complete information included in the Company’s filings with the SEC and other public announcements that the Company has made and may make from time to time by press release or otherwise. The Company undertakes no duty or obligation to update or revise the information contained in this report, although it may do so from time to time as its management believes is appropriate. Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosures.

The information in this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.2 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Item 7.01 and in the presentation attached as Exhibit 99.2 to this Current Report shall not be incorporated by reference into any filing with the SEC made by the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this Current Report on Form 8-K, the Press Release and Presentation are forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995.

This Form 8-K, the Press Release and Presentation contain forward-looking statements that involve substantial risks and uncertainties for purposes of the safe harbor provided by the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact included in this Form 8-K, the Press Release and Presentation, including those regarding the Company’s strategy, future operations, future financial position, projected expenses, prospects, plans, objectives of management and financial reporting abilities, maintenance of new product pipeline and technical innovation, expected market opportunities across the Company’s market sectors, the effects of the COVID-19 pandemic, the sufficiency of the Company’s capital resources to fund the Company’s operations and any statements regarding future results are forward-looking statements. Vislink may not actually achieve the plans, carry out the intentions or meet the expectations or projections disclosed in any forward-looking statements such as the foregoing and you should not place undue reliance on such forward-looking statements. Such statements are based on management’s current expectations and involve risks and uncertainties, including those discussed in Vislink’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, filed with the SEC on March 27, 2023 and in subsequent filings with, or submissions to, the SEC.

The statements made in this Current Report on Form 8-K, the Press Release and Presentation speak only as of the date stated herein, and subsequent events and developments may cause the Company’s expectations and beliefs to change. While the Company may elect to update these forward-looking statements publicly at some point in the future, the Company specifically disclaims any obligation to do so, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing the Company’s views as of any date after the date stated herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
3.1	Certificate of Elimination for Series A Preferred Stock of the Company, dated March 24, 2023
99.1	Press Release of the Company, dated March 27, 2023
99.2	Presentation dated March 27, 2023
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISLINK TECHNOLOGIES, INC.
Date: March 27, 2023

	By:	/s/ Carleton M. Miller
	Name:	Carleton M. Miller
	Title:	Chief Executive Officer